U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549
____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  June 11, 2007

EMERITUS CORPORATION
(Exact name of registrant as specified in charter)

Washington	1-14012	91-1605464
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Elliott Avenue, Suite 500

Seattle, Washington 98121
(Address of principal executive offices) (Zip Code)

(206) 298-2909
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In connection with the pending acquisition of Summerville Senior Living, Inc. ("Summerville") by Emeritus Corporation ("Emeritus"), attached as Exhibit 99.1 is the Summerville consolidated balance sheets as of December 31, 2006 and 2005, and the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2006, (as Restated), and the Independent Auditors’ Report dated June 7, 2007, and as Exhibit 99.2, the unaudited Summerville consolidated balance sheets as of March 31, 2007 and December 31, 2006, and the related unaudited consolidated statements of operations and cash flows for each of the three month periods ended March 31, 2007 and 2006.  Also, attached as Exhibit 99.3 is the unaudited pro forma consolidated balance sheet of Emeritus reflecting the Summerville acquisition, the Summerville transactions, and the Emeritus transactions as if they had occurred on March 31, 2007, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2006, and three months ended March 31, 2007, reflecting the Summerville acquisition, the Summerville transactions, and the Emeritus transactions as if they had occurred at the beginning of the respective periods.  The information contained in this Current Report on Form 8-K shall be deemed to be "filed" under the Securities Exchange Act of 1934, as amended.

Item 9.01 Exhibits and Financial Statements.

(d) Exhibits.

23.1	Consent of Deloitte & Touche, LLP, Independent Accountants
99.1
Audited consolidated balance sheets of Summerville Senior Living, Inc. as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2006 (as Restated), and the Independent Auditors’ Report dated June 7, 2007.

99.2
Unaudited consolidated balance sheets of Summerville Senior Living, Inc. as of March 31, 2007, and December 31, 2006, and the related unaudited consolidated statements of operations and cash flows for each of the three month periods ended March 31, 2007 and 2006.

99.3
Unaudited pro forma consolidated balance sheet of Emeritus  as of March 31, 2007, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2006, and three month period ended March 31, 2007.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: June 11, 2007		EMERITUS CORPORATION

By:
Raymond R. Brandstrom
Vice President of Finance, Chief Financial Officer
and Secretary

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INDEX TO EXHIBITS

23.1	Consent of Deloitte & Touche, LLP, Independent Accountants
99.1
Audited consolidated balance sheets of Summerville Senior Living, Inc. as of December 31, 2006 and 2005 and the related consolidated statements of operations, stockholders’ deficit and cash flows for each of the three years in the period ended December 31, 2006 (as Restated), and the Independent Auditors’ Report dated June 7, 2007.

99.2
Unaudited consolidated balance sheets of Summerville Senior Living, Inc. as of March 31, 2007 and December 31, 2006 and the related unaudited consolidated statements of operations and cash flows for each of the three month periods ended March 31, 2007 and 2006.

99.3
Unaudited pro forma consolidated balance sheet of Emeritus as of March 31, 2007, and the unaudited pro forma consolidated statement of operations for the year ended December 31, 2006 and three month period ended March 31, 2007.